SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 7,1996




              COLONIAL CREDIT CARD TRUST 1992-A
   (Exact name of Registrant as specified in its charter)




   New York          Reg. No. 33-45306  Not Required
   (State or other   (Commission File   (I.R.S. Employer
    jurisdiction of        Number)       Identification
     incorporation)                          Number)


                 Colonial National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
                      650 Naamans Road
                  Claymont, Delaware 19703
                 (Address of Owner/Servicer)
              Address of principal executive offices)
     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)

       Items 1-4.     Inapplicable.

     Item 5.        Other Events.


  Information   relating  to  the  distributions   to
  Certificateholders  for  the  April  1996   Monthly
  Period  of  the Trust in respect of  the   Floating
  Rate     Asset     Backed    Certificates      (the
  "Certificates")  issued by the  Registrant  and  to
  the    performance   of   the   Trust    (including
  collections   of    Principal     Receivables   and
  Finance  Charge Receivables, Principal  Receivables
  in  the  Trust,  delinquent balances  in  Accounts,
  the  Investor  Default  Amounts,   the  amount   of
  Investor  Charge Offs,  and the Investor  Servicing
  Fees),  together   with certain  other  information
  relating  to  the  Certificates, is  contained   in
  the  Monthly Report for the Monthly Period provided
  to  Certificateholders pursuant to the Pooling  and
  Servicing Agreement (the "Agreement") dated  as  of
  February  1, 1992  between Colonial National   Bank
  USA   and   Bankers  Trust  Company,  as   trustee.
  Capitalized  terms  not otherwise  defined   herein
  have the meanings assigned in the Agreement.

  Effective May 20, 1996 Colonial National Bank USA has changed its name to Advanta National Bank USA


      Item 6.       Inapplicable.


      Item 7.       Financial Statements, Pro Forma
Financial Information and Exhibits.



      1. Monthly Reports for the April 1996 Monthly Period relating to the Floating Rate Asset Backed Certificates issued by the Colonial Credit Card Trust 1992-A.

                          SIGNATURE


  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           COLONIAL CREDIT CARD TRUST 1992-A
                                             (Registrant)By:
                                  COLONIAL NATIONAL BANK USA
                                            (Owner/Servicer)






        Date:  May 20, 1996     By:/s/   John J. Calamari

                              Name:John J. Calamari
                                Title:Vice President


                          SIGNATURE


  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           COLONIAL CREDIT CARD TRUST 1992-A
                                                (Registrant)
                             By:  COLONIAL NATIONAL BANK USA

                                            (Owner/Servicer)





      Date:   May 20, 1996
                         By:____________________________
                              Name:John J. Calamari
                               Title:Vice President
                        EXHIBIT INDEX



          Exhibit                  Sequential  Page Number

                                            5

       1. Monthly Reports for the Monthly April 1996
Period relating to the Floating Rate Asset Backed
          Certificates issued by the Colonial Credit Card
          Trust 1992-A.

    MONTHLY OWNER/SERVICER CERTIFICATE
        COLONIAL NATIONAL BANK USA

     COLONIAL CREDIT CARD TRUST 1992-A


The undersigned, a duly authorized
representative of Colonial National Bank USA
(the "Bank"), as Owner/Servicer pursuant to the Pooling and Servicing Agreement dated as of February 1, 1992 (as amended, modified or supplemented the"Pooling and Servicing
Agreement") by and between the Bank and Bankers
Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

  1.  Capitalized terms used in this
Certificate have their respective meanings set forth in the Pooling and Servicing Agreement;
provided that (i) the "Related Monthly Period" shall mean the Monthly Period immediately preceding the Monthly Period in which this Certificate is given and (ii) the "current
Monthly Period" shall mean the Monthly Period in which this Certificate is given.

  2.  The Bank is Owner/Servicer under the
Pooling and Servicing Agreement.

  3.  The undersigned is a Servicing Officer.

  4.  The date of this Certificate is a
Determination Date under the Pooling and Servicing Agreement.

  5.  The aggregate amount of Collections
processed during the Related Monthly
Period was equal to . . . . . .  $30,637,106.39


  6.  The aggregate amount of the Investor
Percentage of Collections of Principal
Receivables processed by the Owner/Servicer
pursuant to Section 4.03 during the Related
Monthly Period was equal to . .  $23,152,429.00

  7.  The aggregate amount of the Investor
Percentage of Collections of Finance Charge
Receivables (other than Recoveries) processed
by the Owner/Servicer pursuant to Section 4.03
during the Related Monthly Period
was equal to . .                    $787,813.00

  8.  The aggregate amount of the Investor
Percentage of Collections of Finance Charge
Receivables that constitute Recoveries on
Receivables in Defaulted Accounts processed by
the Owner/Servicer pursuant to Section 4.03
during the Related Monthly Period
was equal to . . . . . . . .         $14,508.00

  9.  The aggregate amount of Receivables (net
of Receivables in Defaulted Accounts) as of the
end of the last day of the Related Monthly
Period was equal to . . . . . . $250,242,302.76

  10. The aggregate amount of funds on deposit
in the Finance Charge Account with respect to
Collections processed as of the end of the last
day of the Related Monthly Period
was equal to . . . . . .            $885,654.00

  11. The aggregate amount of funds on deposit
in the Principal Account with respect to
Collections processed as of the end of the last
day of the Related Monthly Period
was equal to . . . . .           $16,666,666.67

  12. The Carryover Controller Amoritization
Amount as of the end of the last day of the
Related Monthly Period was equal to. . .  $0.00

  13. The Controlled Distribution Amount as of
the end of the last day of the Related Monthly
Period was equal to. . . . .     $16,666,666.67

  14. Aggregate amount of funds on deposit in
Principal Account to be paid to the holder of
the Seller Certificate pursuant to Section
4.03(C)(iii) was equal to. . . . . . .    $0.00

15. The Carryover Controlled Amortization
Amount for the next succeedingMonthly
 Period is equal to. . . .                $0.00

  16. The aggregate amount of drawings to be
made under the Cash Collateral Guaranty
required to be made pursuant to Sections
4.05(a), 4.05(b), 4.05(c) and 4.05(d) on the
Drawing Date of the current Monthly Period is
equal to . . . . . . . . . . . .          $0.00

  17. (a) The aggregate amount to be paid to
the Cash Collateral Trustee pursuant to
subsection 4.05(f) from the Finance Charge
Account on the Transfer Date of the current
Monthly Period is equal to . . . . .$121,375.00

      (b) The amount in 17(a) above includes an
amount in respect of interest on drawings
equal to . . . .                          $0.00

  18. The sum of all amounts payable to the
Investor Certificateholders on the Distribution
Date of the current Monthly Period
is equal to . . . . .            $17,044,444.67

  19.  Attached hereto is a true and correct
copy of the statement required to be delivered by the Owner/Servicer on the date of this Certificate to the Paying Agent pursuant to
Section 5.02.

  20.  To the best knowledge of the
undersigned, there are no liens on any
Receivables in the Trust except as described below [if applicable, insert "None"].

      IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this certificate this 7th day of May ,1996



             COLONIAL NATIONAL BANK USA
                 as Owner/Servicer


               By:______________________
                 Title:  Vice President

        MONTHLY CERTIFICATEHOLDERS' STATEMENT
            COLONIAL NATIONAL BANK USA

        COLONIAL CREDIT CARD TRUST 1992-A

   Under the Pooling and Servicing Agreement dated as of February 1, 1992 by and between Colonial National Bank USA (the"Bank") and
Bankers Trust Company, as trustee (the
"Trustee"), the Bank, as Owner/Servicer, is required to prepare certain information each month regarding current distributions to the holders of the Certificates (the
"Certificateholders") and the performance of the Colonial Credit Card Trust 1992-A
(the"Trust") during the previous Monthly
Period. The information which is required to be prepared with respect to the distribution of May 15,1996, (the 'Distribution Date') and with respect to the performance of the Trust during the monthly period of April ending April 31, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.     Information Regarding the Current
Monthly Distribution (Stated on the Basis of
$1,000 Original Principal Amount)._______

  1.  The total amount of the distribution on
      the Distribution Date to
Certificateholders per $1,000 original
principal amount . . . . . . .       $85.222223

  2.  The amount of the distribution set forth
in paragraph 1 above in respect of principal of
Certificates, per $1,000 original principal
amount . . . .                       $83.333333

  3.   The amount of distribution set forth in
paragraph 1 above in respect of interest in
Certificates, per $1,000 original principal
amount reflecting an effective interest rate of
6.80% per annum for the applicable Interest
Period . . . .                        $1.888890

B. Information Regarding the Performance of the
Trust

  1.  Collection of Principal Receivables
       The aggregate amount of cardholder
payments on Principal Receivables processed
during the Monthly Period which were
allocated in respect of the
Certificates. . . . . .          $23,152,429.00

  2.  Collections of Finance Charge Receivables

       The aggregate amount of cardholder
payments of Finance Charge Receivables
processed during the Monthly Period which were
allocated in respect of the
Certificates . . . . . . . .        $787,813.00

       The aggregate amount of Finance Charge
Receivables processed during the Monthly Period
that constitute Recoveries on Receivables in
Defaulted Accounts which were allocated in
respect of the Certificates . . . . .$14,508.00

       The aggregate amount of Finance Charge
Receivables processed during the Monthly Period
that constitutes Interchange Fees which were
allocated in respect to the
Certificates . .                     $83,333.00

  3.  Principal Receivables in the Trust

       The aggregate amount of Principal Re-
ceivables in the Trust as of the end of the day
on the Record Date (which reflects the
Principal Receivables repre sented by the
Seller Interest in the Trust and by the
Certificates) . . .             $247,196,136.15

       The amount of the Principal Receivables
in the Trust represented by the Certificates
(the "Investor Interest") as of the Record
Date . . . . . .                 $49,999,999.97

       The percentage of aggregate Principal
Receivables in the Trust represented by the
Investor Interest . . . . . . .          20.23%

  4.   Delinquent Balances.

The aggregate amount of outstanding prin cipal balances in the Accounts which were 30 or more days contractually delinquent as of the end of the day on the Record Date:

   30-59 days:  . . . . . . .     $2,849,407.12
   60-89 days:      . . . . . . . $1,693,413.28
   90-119 days: . . . . . . . . . $1,243,109.28
   120-149 days:  . . . . . . . . $1,009,298.59
   150-179 days:  . . . . . . ..  $  706,395.51
   180 or more days:  . . . . . . $  273,853.25

5.  Investor Default Amount

  The aggregate amount of all defaulted
Principal Receivables written off as un
collectible during the Monthly Period allocable
to the Certificates (the"Investor Default
Amount"). . . . . . .               $275,390.00

6.  Investor Charge Offs; Reimbursement of
Charge-Offs

(a) The excess of the Investor Default Amount
set forth in paragraph 5 above, over the amount
of the drawing under the Cash Collateral
Guaranty made to reimburse the Trust for such
amount written off    (an "Investor Charge
Off") . . . . .                           $0.00

(b) The amount of the Investor Charge off set
forth in paragraph 6(a) above, per $1,000
original principal amount (which will have the
effect of reducing, pro rata, the amount of
each Certificateholder's investment) .    $0.00

(c) The total amount reimbursed to the trust in
the current Monthly Period from a drawing under
the Cash Collateral Guaranty in respect of In
vestor Charge Offs in prior months . .    $0.00

(d) The amount set forth in paragraph    6(c)
above, per $1,000 original principal amount
(which will have the effect of increasing, pro
rata, the amount of each Certificateholder's
investment) . . . . . . . .               $0.00

7.  Investor Servicing Fee

The amount of the Investor Monthly Servicing
Fee payable by the Trust to the
Owner/Servicer for the Monthly Period
is equal to . . . . . . . . . . .   $111,111.00

8. Cash Collateral Fee Guaranty Amount

The amount available to be drawn under the Cash
Collateral Guaranty as of the end of the day on
the "Distribution Date", after giving effect to
all drawings, deposits and payments to be made
in respect of the preceding Monthly Period . .
 . . . . . . . . . . . . .         $6,500,000.00

9.  The Pool Factor
The Pool Factor (which represents the ratio of
the Investor Interest on the last day of the
Monthly Period to the Investor Interest as of
the Closing Date).  The amount of
Certificateholder's pro rata share of the
Investor Interest can be determined by
multiplying the original denomination
of the holder's Certificate by
the Pool Factor.                          .25

10.  The Portfolio Yield for the Monthly Period
was equal to. . . . . . . . .          10.98%

11.  The Carryover Control Amortization Amount,
which represents the amount by which
distribution of principal on the current
Distribution Date is exceeded by the Controlled
Distribution Amount . .                 $0.00

12.  The Base Rate of the Monthly Period was
equal to. . . . . . . . . . . . . .      8.80%


          IN WITNESS WHEREOF, the undersigned
has duly executed and delivered this
certificate this 7th day of May ,1996


                 COLONIAL NATIONAL BANK USA
                     as Owner/Servicer


               By:___________________________
                      Title:  Vice President